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                                                                   Exhibit 10.67

                        ADDENDUM TO EMPLOYMENT AGREEMENT
                        --------------------------------


         This Addendum amends the Employment Agreement (the "Agreement") entered into as of December 17, 1998 among Cole National Corporation, a Delaware corporation ("Parent"), Cole National Group, Inc., a Delaware corporation, Cole Vision Corporation, a Delaware corporation, Pearle, Inc., a Delaware corporation and Things Remembered, Inc., a Delaware corporation, and Jeffrey A. Cole, an individual residing in the State of Ohio ("Cole").

         For purposes of Section 4(e) of the Agreement, the provision by Parent of $4,000,000 of insurance through a Split-Dollar Agreement entered into by Parent on June 4, 1999 with Jo Merrill, as Trustee of the Jeffrey A. Cole Insurance Trust, shall satisfy the Parent's obligations under such Section. The Split-Dollar Agreement provides for payment of premiums by the Parent, including acceleration of such premiums upon termination of Cole under the Agreement without cause, or upon a "change of control" as that term is defined in Section 6(c) of the Agreement, and that Parent shall protect Cole and the Trustee against income taxes and gift taxes arising from the foregoing events, as well as any action taken by Parent to cause the policy issued to the Trustee to be treated as a modified endowment contract under the Internal Revenue Code. Any of the foregoing events or actions shall constitute a "Payment" under the provisions of Section 7 of the Agreement. In addition, Parent shall create a grantor trust which, upon the occurrence of a threatened change of control or upon the termination of Cole under the Agreement without cause, shall be funded with an amount sufficient to enable the Trustee of such Trust to pay such amount to the Jeffrey A. Cole Insurance Trust and thus enable such Insurance

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Trust to provide the Trust with fully paid up life insurance coverage to Cole's age 95, plus any additional payments to protect Cole and the Trust as provided in the preceding sentence.

         This Addendum has been executed by the parties on June 4, 1999.


                                             COLE NATIONAL CORPORATION



                                             By:/s/ Leslie D. Dunn
                                                -------------------------------
                                                 Title: Senior Vice President



                                             COLE NATIONAL GROUP, LNC.


                                             By:/s/ Leslie D. Dunn
                                                -------------------------------
                                                 Title: Senior Vice President



                                             PEARLE, INC.


                                             By:/s/ Leslie D. Dunn
                                                -------------------------------
                                                 Title: Senior Vice President




                                             COLE VISION CORPORATION


                                             By:/s/ Leslie D. Dunn
                                                -------------------------------
                                                 Title: Senior Vice President




                                             THINGS REMEMBERED LLNU.


                                             By:/s/ Leslie D. Dunn
                                                -------------------------------
                                                 Title: Senior Vice President




                                             /s/ JEFFREY A. COLE
                                             ----------------------------------
                                             JEFFREY A. COLE